Exhibit 99.1

DraftKings Announces Closing of $700 Million Upsized Term Loan B Facility and

$750 Million Revolving Credit Facility

BOSTON—August 25, 2026—DraftKings Inc. (Nasdaq: DKNG) (the “Company” or “DraftKings”) today announced that it has successfully closed on its previously announced (i) $700 million senior secured term loan B credit facility (the “Term Loan B”) and (ii) $750 million senior secured revolving credit facility (the “New Revolving Facility”), which replaced its existing $500 million senior secured revolving credit facility that was scheduled to mature in November 2029.

The aggregate principal amount of the Term Loan B was increased to $700 million from the previously announced $600 million due to strong demand. The Term Loan B will mature in August 2033 and has an interest rate equal to the Secured Overnight Financing Rate plus 2.00% per annum. The Term Loan B was offered at 99.50% of par and is required to be repaid at 1.00% of its aggregate principal amount per annum. DraftKings intends to utilize the net proceeds of the Term Loan B for repurchases of a portion of the outstanding Convertible Notes due 2028 issued by DraftKings Holdings Inc., a wholly-owned subsidiary of the Company (the “Convertible Notes”), subject to availability and market conditions, and other general corporate purposes.

The New Revolving Facility provides for a revolving credit facility, including revolving loans, swing line borrowings and letters of credit, of up to $750 million and has a maturity date of August 2031. DraftKings intends to utilize borrowings under the New Revolving Facility for general corporate purposes.

About DraftKings

DraftKings Inc. is a digital sports and gaming company created to be the Ultimate Host and fuel the competitive spirit of sports fans with platforms that range across daily fantasy, regulated gaming, prediction markets and digital media. Headquartered in Boston and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings’ mission is to make life more exciting by responsibly creating the world’s favorite real-money games, betting experiences and event contracts trading. DraftKings Sportsbook is live with mobile and/or retail sports betting operations pursuant to regulations in 30 states, Washington, D.C., Puerto Rico, and Alberta and Ontario, Canada. The Company operates iGaming pursuant to regulations in five states and in Alberta and Ontario, Canada under its DraftKings brand and pursuant to regulations in four states and in Ontario, Canada, under its Golden Nugget Online Gaming brand. DraftKings also owns Jackpocket, the leading digital lottery courier app in the United States. DraftKings’ daily fantasy sports platform is available in 44 states, Washington, D.C., and certain Canadian provinces. DraftKings' wholly-owned subsidiary GUS III LLC (d/b/a DraftKings Predictions) also operates DraftKings Predictions, offering federally regulated event contracts under CFTC oversight. DraftKings is both an official sports betting and daily fantasy partner of the NHL, PGA TOUR and WNBA, as well as an official daily fantasy partner of NASCAR, an official sports betting partner of the NBA and an authorized gaming operator of MLB. In addition, DraftKings owns and operates DraftKings Network, a multi-platform content ecosystem. DraftKings is committed to delivering responsible engagement tools and resources, while focusing on integrity and customer education.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, including statements about the Company and its industry that involve substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release, including statements regarding guidance, DraftKings’ future results of operations or financial condition, strategic plans and focus, customer growth and engagement, offering initiatives, and the objectives and expectations of management for future operations (including launches in new jurisdictions and the expected timing thereof), are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “confident,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “poised,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, or by statements of vision, strategy or outlook. DraftKings cautions you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. DraftKings has based the forward-looking statements contained in this press release primarily on its current expectations and projections about future events and trends, including the current macroeconomic environment, that it believes may affect its business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ control and that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to, DraftKings’ ability to manage growth; DraftKings’ ability to execute its business plan and meet its projections, including growth and execution in the emerging prediction markets category; potential litigation involving DraftKings; changes in applicable laws or regulations, particularly with respect to gaming and the regulatory status of prediction markets and event contracts; general economic and market conditions impacting demand for DraftKings’ offerings and services; economic and market conditions in the media, gaming, and software industries in the markets in which DraftKings operates; market and global conditions and economic factors, as well as the potential impact of general economic conditions, and the potential impact of new and existing laws, regulations, or policies, including those relating to tariffs, import/export, or trade restrictions, inflation, rising interest rates and instability in the banking system, on DraftKings’ liquidity, operations and personnel, changes in the availability and costs of funding due to conditions in the bank market, capital markets and other factors; the inability to consummate repurchases of the Convertible Notes due to, among other things, the lack of availability on favorable terms or at all, or adverse changes in interest rates or other market conditions; and the risks, uncertainties, and other factors described in “Risk Factors” in DraftKings’ filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that DraftKings makes from time to time with the SEC. The forward-looking statements contained herein are based on management’s current expectations and beliefs and speak only as of the date hereof, and DraftKings makes no commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations, except as required by law.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell any of the Convertible Notes, nor shall there be any purchase of the Convertible Notes in any jurisdiction in which such offer or solicitation would be unlawful.

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